UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2011

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)
3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

On August 1, 2011, STRATTEC SECURITY CORPORATION (the "Company") entered into a Credit Agreement (the "Credit Agreement"), with BMO Harris Bank N.A., as lender (the "Bank").  On the same date, the Company entered into a Security Agreement (the "Security Agreement") with the Bank, as lender. The Credit Agreement effectively terminates the Company's Promissory Note dated as of October 31, 2010 by and between the Company and M&I Bank.

The new credit facility consists of a revolving line of credit of up to $25 million maturing in three years from the date of the Credit Agreement. At the election of the Company, the revolving loans bear interest at a LIBOR rate plus an applicable margin equal to 1% or the Bank's base prime rate. Under the terms of the credit facility, the Company will be required to comply with certain financial and non-financial covenants. The key financial covenant under the Credit Agreement is a minimum level of consolidated tangible net worth.  Among other restrictions, the Company will be restricted in its ability to incur additional debt and make acquisitions above certain amounts.  As of the date hereof, no amounts have been borrowed under the Credit Agreement.

In connection with the Credit Agreement, the Company entered into the Security Agreement pursuant to which it has granted the Bank a security interest in certain of the Company's assets, generally consisting of accounts receivable, personal property, equipment and inventory.

The Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.   The Security Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 1, 2011, the Company became obligated on a direct financial obligation pursuant to the Credit Agreement, as described in Item 1.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

  (d)   Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 – Credit Agreement, dated as of August 1, 2011, between STRATTEC SECURITY CORPORATION and BMO Harris Bank N.A., as lender.

Exhibit 99.2 – Security Agreement, dated as of August 1, 2011, made by STRATTEC SECURITY CORPORATION in favor of BMO Harris Bank N.A., as lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date:  August 4, 2011

BY /s/ Patrick J. Hansen
       Patrick J. Hansen, Senior Vice President and
       Chief Financial Officer